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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 3, 2001
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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                      1-9924                        52-1568099
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(State or other             (Commission                  (IRS Employer
jurisdiction of             File Number)                 Identification No.)
incorporation)

                        399 Park Avenue, New York, New York          10043
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                        (Address of principal executive offices)    (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)









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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



     Exhibits:

     Exhibit No.     Description
     -----------     -----------

       1.01 Terms Agreement, dated May 3, 2001, among the Company and Salomon Smith Barney Inc., ABN AMRO Incorporated, Bank of America Securities LLC, Barclays Bank PLC, Bear, Stearns & Co. Inc., BNP PARIBAS Securities Corp., Credit Suisse First Boston Corporation, First Union Securities, Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Redwood Securities Group, Inc., as Underwriters, relating to the offer and sale of the Company's 5.750% Notes due May 10, 2006.

       4.01         Form of Note for the Company's 5.750% Notes due May 10,
                    2006.







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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 8, 2001                       CITIGROUP INC.



                                              By:      /s/ Guy R. Whittaker
                                                       -------------------------
                                                       Guy R. Whittaker
                                                       Treasurer




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